Exhibit 99

For Release: November 2, 2006

Contact: Ken DenBesten, Sr. VP Finance

Phone: (615) 890-9100

NHI reports third quarter income

MURFREESBORO, Tenn. -- National Health Investors, Inc., (NYSE: NHI) announced net income for the third quarter ended September 30, 2006 of $13,379,000 or 48 cents per basic and diluted share compared to $12,540,000 or 45 cents per basic and diluted share for the same period in 2005.

Funds from operations, ("FFO") for the third quarter ended September 30, 2006 was $16,034,000 or 58 cents per basic and diluted share compared to $15,383,000 or 55 cents per basic and $15,400,000 or 55 cents per diluted share in 2005.

Net income for the nine months ended September 30 was $45,779,000 or $1.65 per basic and diluted share compared to $42,149,000 or $1.52 per basic and diluted share for the same period in 2005. Income for the nine months ended September 30, of 2006 included $6,109,000 or 22 cents per basic and diluted share of income attributable to gains from asset sales and mortgage prepayment penalties compared to $5,878,000 or 21 cents per basic and diluted share from asset sales gains and impairment writedowns on mortgage notes receivable in 2005. Adjusting for the above-mentioned items, net income for the nine months ended September 30, 2006 would have been $39,670,000 or $1.43 per basic and diluted share compared to $36,271,000 or $1.31 per basic and diluted share for 2005, an increase of 9.4% and 9.2%, respectively.

For the nine months ended September 30, FFO was $48,028,000 or $1.73 per basic and diluted share compared to $48,065,000 or $1.74 per basic and $48,131,000 or $1.73 per diluted share for the same period in 2005. Adjusting for the items mentioned in the third paragraph above, FFO for the nine months ended September 30 would have been $47,733,000 or $1.72 per basic and diluted share compared to $44,831,000 or $1.62 per basic and $44,897,000 or $1.61 per diluted share for the same period in 2005, an increase of 6.5% and 6.2%, respectively.

NHI specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock Exchange with the symbol NHI. Additional information including NHI's most recent press releases may be obtained on our web site at www.nhinvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

-More-

Page 2 NHI's third quarter income

Condensed Statements of Income
(in thousands, except share and per share amounts)
Three Months Ended	Nine Months Ended
September 30	September 30
Revenues:		2006	2005	2006	2005
Mortgage interest income		$3,380	$6,710	$11,246	$14,541
Rental income		11,377	10,852	34,564	33,018
Facility operating revenue		22,454	21,296	65,950	63,493
		$37,211	$38,858	$111,760	$111,052
Expenses:
Interest		2,034	2,101	6,104	6,500
Depreciation		2,928	3,039	8,792	9,072
Amortization of loan costs		34	34	101	140
Legal expense		166	45	392	367
Franchise, excise and other taxes		53	102	187	387
General and administrative		1,159	1,034	3,476	3,205
Loan and realty losses		---	2,852	---	11,402
Facility operating expense		20,628	19,746	61,601	59,340
		$27,002	$28,953	$80,653	$90,413
Income Before Non-Operating Income		10,209	9,905	31,107	20,639
Non-operating income (investments and other)		3,170	2,287	8,394	19,831
Income From Continuing Operations		$13,379	$12,192	$39,501	$40,470
Discontinued Operations:
Operating income from discontinued operations		---	323	464	906
Net gain on sale of real estate		---	25	5,814	773
	$	---	$348	$6,278	$1,679
Net Income		$13,379	$12,540	$45,779	$42,149

Weighted average common shares outstanding
Basic		27,699,239	27,741,424	27,760,247	27,676,367
Diluted		27,723,570	27,860,177	27,778,983	27,829,214

Earnings per share:
Basic:
Income from continuing operations		$.48	$.44	$1.42	$1.46
Discontinued operations		---	.01	.23	.06
Net income		.48	.45	1.65	1.52

Diluted:
Income from continuing operations		$.48	$.44	$1.42	$1.46
Discontinued operations		---	.01	.23	.06
Net income		.48	.45	1.65	1.52

Funds from operations
Basic		$16,034	$15,383	$48,028	$48,065
Diluted		16,034	15,400	48,028	48,131

Funds from operations per common share
Basic		$.58	$.55	$1.73	$1.74
Diluted		.58	.55	1.73	1.73

Dividends per common share		$.48	$.45	$1.44	$1.35

Balance Sheet Data
(in thousands)	Sept. 30	December 31
	2006	2005
Real estate properties, net	$237,284	$263,129
Mortgages receivable, net	112,936	118,800
Preferred stock investment	38,132	38,132
Cash and marketable securities	177,718	152,022
Debt	114,946	117,252
Convertible debt	---	201
Stockholders' equity	430,701	424,968

-More-

Page 3 NHI's third quarter income

Reconciliation of Funds From Operations (1)(2)

The following table reconciles net income to funds from operations:

(in thousands, except share and per share amounts)
Three Months Ended	Nine Months Ended
September 30	September 30
	2006	2005	2006	2005
(in thousands, except share and per share amounts)

Net income	$13,379	$12,540	$45,779	$42,149
Elimination of non-cash items in net income:
Real estate depreciation	2,655	2,758	7,924	8,167
Real estate depreciation in discontinued operations	---	110	139	393
Gain on sale of real estate	---	(25)	(5,814)	(2,644)
Basic funds from operations	16,034	15,383	48,028	48,065

Interest on convertible subordinated debentures	---	17	---	66

Diluted funds from operations	$16,034	$15,400	$48,028	$48,131

Basic funds from operations per share	$.58	$.55	$1.73	$1.74
Diluted funds from operations per share	$.58	$.55	$1.73	$1.73

Shares for basic funds from operations per share	27,699,239	27,741,424	27,760,247	27,676,367
Shares for diluted funds from operations per share	27,723,570	27,860,177	27,778,983	27,829,214

(1)Management believes that funds from operations (FFO) is an important supplemental measure of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the real estate investment trust industry to address this issue. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company's FFO to that of other REITs. Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

(2) Our computations above are intended to comply with the SEC's interpretation that recurring impairments taken on real property may not be added back to net income in the calculation of FFO. The SEC's position is that recurring impairments on real property are not an appropriate adjustment.

-More-

Page 4 NHI's third quarter income

National Health Investors, Inc. Portfolio Summary September 30, 2006

Portfolio Statistics	Investment
	Properties	Investment	Percentage
Real Estate Properties	90	$237,284,000	70%
Mortgages and Notes Receivables	53	103,761,000	30%
Total Real Estate Portfolio	143	$341,045,000	100%

Real Estate Properties	Properties	Beds	Investments
Nursing Homes	66	8,557	$151,532,000
Assisted Living	14	1,161	58,650,000
Medical Office Buildings	4	124,427 sq.ft.	10,092,000
Retirement Homes	5	560	10,024,000
Hospitals	1	55	6,986,000
Total Real Estate Properties	90		$237,284,000

Mortgages and Notes Receivable	Properties	Beds	Investments
Nursing Homes	35	3,941	$97,639,000
Retirement Homes	1	60	1,949,000
Developmentally Disabled	17	108	4,173,000
Total Mortgages and Notes Receivable	53		$103,761,000
Total Real Estate Portfolio	143		$341,045,000

Summary of Facilities by Type:
		Percentage of	Total
	Properties	Total Dollars	Dollars
Nursing Homes	101	73.06%	$249,171,000
Assisted Living	14	17.20%	58,650,000
Medical Office Buildings	4	2.96%	10,092,000
Retirement Homes	6	3.51%	11,973,000
Hospitals	1	2.05%	6,986,000
Developmentally Disabled	17	1.22%	4,173,000
Total Real Estate Portfolio	143	100.00%	$341,045,000

-more-

Page 5 NHI's third quarter income

Portfolio by Operator Type
	# of	Percentage of	Total
	Properties	Total Dollars	Dollars
Public	62	26.81%	$ 91,441,000
Regional	67	60.49%	206,306,000
Small Operator	14	12.70%	43,298,000
Total Real Estate Portfolio	143	100.00%	$341,045,000

Public Operators	Percentage
	Of Total	Dollar
	Portfolio	Amount
National HealthCare Corp.	14.24%	$48,563,000
Community Health Systems, Inc.	3.81%	13,008,000
Sunrise Senior Living Services	3.82%	13,011,000
Sun Healthcare	2.53%	8,616,000
Res-Care, Inc.	1.22%	4,173,000
HCA-The Healthcare Company	1.19%	4,070,000
Total Public Operators	26.81%	$91,441,000

National Health Investors, Inc.	Summary of Facilities by State	September 30, 2006
									Percent
		Acut		Dev.	Asst.	Retir		Investment	Total
	LTC	Care	MO	Disab	Livin	ment	Tota	Amount	Portfolio
Florida	15		1	14	4		34	$83,017,000	24.34%
Texas	19		2			1	22	74,421,000	21.82%
Tennessee	20			3	3	2	28	32,919,000	9.65%
Missouri	8					1	9	18,952,000	5.56%
New Jersey	0				1		1	13,011,000	3.82%
Virginia	8						8	19,936,000	5.85%
Arizona	1				4		5	18,087,000	5.30%
New Hampshire	3					1	4	14,167,000	4.15%
Georgia	7						7	13,711,000	4.02%
Massachusetts	4						4	10,568,000	3.10%
Kansas	7						7	11,109,000	3.26%
Kentucky	2	1					3	8,034,000	2.36%
South Carolina	3				1		4	7,442,000	2.18%
Idaho	1					1	2	5,227,000	1.53%
Pennsylvania	0				1		1	4,293,000	1.26%
Wisconsin	1						1	2,573,000	0.75%
Alabama	2						2	2,091,000	0.61%
Illinois	0		1				1	1,487,000	0.44%
	101	1	4	17	14	6	143	$341,045,000	100.00%